SCHEDULE 14A
                        (Rule 14a-101)

           INFORMATION REQUIRED IN PROXY STATEMENT

                   SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[ X]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
       Rule 14a-12

                               XCL LTD.
        (Name of Registrant as Specified in Its Charter)

                                 N/A
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[  ] $500 per each party to the controversy pursuant to Exchange
        Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was p aid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             XCL LTD.


DEAR SHAREHOLDER:

          You are cordially invited to attend the Annual Meeting of Shareholders of XCL Ltd. to be held at 10:00 a.m., Central Daylight Savings Time, on Monday, July 1, 1996, in the Heymann Ballroom of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana 70503.

          The attached materials include the Notice of Annual
Meeting of Shareholders  and  the  Proxy  Statement,   which
contains information concerning the meeting, the nominees for election as members of the Board of Directors, and other relevant matters.

          Management will report on the Company's activities and future plans and prospects of the Company during the last fiscal year and future plans and prospects of the Company, and shareholders will have an opportunity to ask questions about its operations and prospects.

          Shareholder interest in the affairs of the Company is welcomed and encouraged, and it is requested that you please complete, sign, date, and promptly return your proxy in the enclosed envelope. Such action will not limit your right to vote in person if you attend the meeting in person, but will assure your representation if you cannot attend.

                         Sincerely,



                         MARSDEN W. MILLER, JR.
                         Chairman of the Board
                         and Chief Executive Officer

May 28, 1996

                         XCL LTD.
                 (a Delaware corporation)

                   110 Rue Jean Lafitte
               Lafayette, Louisiana  70508

       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               To Be Held On July 1, 1996

TO OUR SHAREHOLDERS:

          The Annual Meeting of Shareholders (the "Meeting") of XCL Ltd. (the "Company") will be held in the Heymann Ballroom of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana 70503, on July 1, 1996 at 10:00 a.m., Central Daylight Savings Time, to consider and take action on the following matters:

     1. The election of two Class III directors for three-year terms, each to hold office until the 1999 Annual
          Meeting of Shareholders or until a successor shall have been elected and shall have qualified;

     2. To amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share, from 350,000,000 shares to 500,000,000 shares, and authorized shares of Preferred Stock, par value $1.00 per share, from 1,200,000 shares to 2,400,000 shares; and

     3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

          Only shareholders of record at the close of business on Friday, May 3, 1996 are entitled to notice of and to vote at the Meeting.

          YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE.

                            BY ORDER OF THE BOARD OF DIRECTORS,



                                       DAVID A. MELMAN
                                           Secretary

May 28, 1996

          This  document  is  important and requires  your
immediate attention.   If you are in any doubt as to the action
you should take, you should consult your stockbroker, bank manager, solicitor, accountant or other professional advisor immediately.

     If you have sold all of your shares of XCL Ltd. after May 3, 1996, the record date of the Meeting, you should hand this document and accompanying form of proxy to the purchaser or to the agent through whom the sale was effected for transmission to the purchaser.


                               XCL LTD.
  (Incorporated with limited liability in the United States of America under the laws of the State of Delaware)

                            May 28, 1996



Directors:                            Principal Executive Office:
- ---------                             --------------------------

M.W.  Miller, Jr.* (Chairman           110 Rue Jean Lafitte
  and Chief Executive Officer)         Lafayette, Louisiana 70508
J.T. Chandler*                         USA
D.A. Melman*
E. McIlhenny, Jr.*
F. Hofheinz*
A.W. Hummel, Jr.*
M. Palliser
F.J. Reinhardt, Jr.*

*     U.S. Citizen

                           PROXY STATEMENT
                                  FOR
                    ANNUAL MEETING OF SHAREHOLDERS


Solicitation and Voting of Proxies
- ----------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of XCL Ltd. (the "Company") to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held in the Heymann Ballroom of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana, on Monday,
July 1, 1996, at 10:00 a.m., Central Daylight Savings Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and the enclosed form of proxies are first being sent or given to shareholders of record is May 28, 1996.

     The Board of Directors of the Company has fixed the close of business on May 3, 1996 as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On May 3, 1996, there were outstanding: 266,040,305 shares of common stock, $.01 par value ("Common Stock"), the holders of which will be entitled to cast one vote per share on each matter submitted to a vote at the Meeting; 599,244 shares of Series A, Cumulative Convertible Preferred Stock, $1.00 par value ("Series A Preferred Stock"), the holders of which will be entitled to twenty-one (21) votes per share on each matter submitted to a vote at the Meeting; and 44,436 shares of Series B, Cumulative Preferred Stock, $1.00 par value ("Series B Preferred Stock"), the holders of which will be entitled to fifty (50) votes per share on each matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of issued and outstanding shares of capital stock entitled to cast an aggregate of 140,423,116 votes at the Meeting will constitute a quorum for the transaction of business.

     Proxies  in  the  accompanying  forms  which  are
properly completed, signed, dated and returned to the Company and not revoked will be voted in accordance with instructions
contained therein.   Shareholders  are urged to specify  their
choices  by marking the appropriate boxes on the enclosed proxy
card;  if  no choice   has  been  specified,  the  shares  will
be voted as recommended by the Board of Directors. Accordingly, proxies will be voted "FOR" Proposals 1 and 2 set forth in the accompanying forms of proxy.

     Shareholders have 3 choices as to their vote on Proposal 2 to be voted upon at the Meeting in addition to the election of directors. Shareholders may vote "FOR" such Proposal or vote "AGAINST" such Proposal or "ABSTAIN" from voting by checking the appropriate box. Abstentions and broker non-votes (matters of a non-routine nature as to which brokers holding shares in street name have received no instructions from their clients and, accordingly, do not vote) on Proposal 2 will have the effect of a negative vote since the amendment of the Certificate of Incorporation requires the approval of a majority of the outstanding shares of Common Stock. Abstentions and broker non votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The Board of Directors hopes that shareholders will exercise their right to vote rather than abstaining from voting. It is necessary that proxies be completed, signed, dated and returned for all such shares to be voted at the Meeting.

     Each shareholder who executes the enclosed proxy may revoke it at any time prior to its being exercised by delivering written notice to the Secretary of the Company. Mere attendance at the Meeting will not revoke the proxy, but a shareholder present at the Meeting, upon notice to the Secretary, may revoke such proxy and vote in person.

Expenses of Solicitation
- ------------------------

     The cost of soliciting proxies will be borne by the Company, including expenses incurred in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. The solicitations will be made in person and by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of their nominees for other persons, as beneficial owners, with such additional copies of proxies and Proxy Statements as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will, upon request of such record holders, reimburse them for their reasonable expenses in mailing such materials.

     The  Company  has retained the services of Chemical
Mellon Shareholder Services to solicit proxies on behalf of the Company. Services to be performed under the agreement will include consultation with respect to planning and organizing the Meeting, search and distribution of materials, and solicitation of proxies from brokers, banks, nominees and other institutional holders. The fee for this solicitation service is $4,500 and will be paid by the Company, as well as reimbursement of out-of-pocket expenses.

     Further, certain directors, officers and employees  of
the Company  and its financial advisors, not especially employed
for this   purpose,   may   solicit   proxies,   without
additional remuneration therefor, by mail, telephone, telegraph or personal interview.

Security Ownership of Management
- --------------------------------

     The following table sets forth information concerning the shares of the Company's Common Stock owned beneficially by each director and nominee for director of the Company and all directors and officers as a group as of April 30, 1996. As of that date there were 266,040,305 shares of Common Stock issued and outstanding. The mailing address for all such individuals is XCL Ltd., 110 Rue Jean Lafitte, Lafayette, Louisiana 70508.

                                         Common Stock
                               ----------------------------------
                                                         Percent
Name of BeneficialOwner          Number of Shares        of Class
- -----------------------        --------------------      --------
Marsden W. Miller, Jr.         10,648,799 (1)(2)(3)        3.89
John T. Chandler                3,324,177 (1)(2)(3)        1.24
David A. Melman                 2,377,742 (2)(3)           0.89
Edmund McIlhenny, Jr.             631,040 (2)(4)           0.24
Fred Hofheinz                     100,000 (2)              0.04
Arthur W. Hummel, Jr.             100,000 (2)              0.04
Sir Michael Palliser              100,000 (2)              0.04
Francis J. Reinhardt, Jr.         652,017 (2)(5)           0.24
All directors and officers of
the Company as a group
 (11 persons)                  19,379,715 (1)(2)(3)        6.91

- -------------
 (1) Includes 200,000 shares which are subject to an option granted under agreement dated October 1, 1985 in favor of John T. Chandler. Such shares are also included in Mr. Chandler's holding inasmuch as the option is presently exercisable. For purposes of the total holdings of the group, the shares are included solely in Mr. Miller's share holdings.

(2) Includes shares of Common Stock which may be acquired pursuant to options which are exercisable within 60 days.

(3)  Includes  shares  of  Common Stock  which  may  be  acquired pursuant  to stock purchase warrants exercisable  within  60 days.

 (4) Includes warrants to acquire 521,400 shares of Common Stock owned by Pamela McIlhenny, wife of Edmund McIlhenny, Jr. Mr. McIlhenny disclaims beneficial ownership of such shares. On April 11, 1996, the Compensation Committee, in accordance with Company policy regarding non-executive directors, granted 100,000 nonqualified stock options to Mr. McIlhenny.

 (5) Includes 100,000 shares of Common Stock owned by Carl H. Pforzheimer & Co. of which Mr. Reinhardt is a general partner and 200,000 shares owned by Petroleum and Trading Corporation of which Mr. Reinhardt is an officer and director. Mr. Reinhardt disclaims beneficial ownership of the shares owned by Petroleum and Trading Corporation.

Security Ownership of Certain Beneficial Owners
- -----------------------------------------------

     The following table sets forth as of March 30, 1996, the individuals or entities known to the Company to own more than 3 percent of the Company's outstanding shares of voting securities. As of that date there were 264,240,305 shares of Common Stock issued and outstanding. Except as otherwise indicated, all shares are owned both of record and beneficially.

                                                               Series A            Series B
                                    Common Stock (1)      Preferred Stock(2)   Preferred Stock(3)
                                 -----------------------  -------------------  -------------------
Name and Address                  Number of     Percent   Number of  Percent   Number of  Percent
of Beneficial Owner                 Shares      of Class    Shares   of Class   Shares    of Class

China Investment & Development   11,130,344 (4)    4.0         --       --        44,954    100
 Co., Ltd.
16th Floor, No. 563
Chung Hsiao E. Road, Sec. 4
Taipei, Taiwan

Brown Brothers & Harriman & Co.     985,411 (5)    0.37      21,200     3.54       --       --
59 Wall Street
New York, New York  10005-2818

Barclays Nominees Gracechurch       514,500 (6)    0.19      24,500     4.09       --       --
 Limited A/C 6275B
P.O. Box 1043
Willow Grove House
Windsor Road
Trowbridge, Wilts  BA14 0YT
United Kingdom

Broca Nominees M&G Group Ltd.       391,671 (6)    0.15      18,651     3.11       --       --
New London Bridge House
25 London Bridge Street
London SET 9SG
United Kingdom

Cumberland Associates             5,049,043 (7)    1.89     120,691    20.14       --       --
1114 Avenue of the Americas
New York, New York 10036

Egger & Co.                         603,771 (6)    0.23      28,751     4.80       --       --
c/o The Chase Manhattan Bank N.A.
P.O. Box 1508
Church Street Station
New York, New York  10008

Hanover Nominees Limited A/C U64    420,000 (6)    0.16      20,000     3.34       --       --
1 Gerry Raffles Square
Stratford
London E15 1XG
United Kingdom

Kayne Anderson Investment         5,755,246 (8)    2.14     124,093    20.71       --       --
 Management, Inc.
1800 Avenue of the Stars
2nd Floor
Los Angeles, CA  90067

Marsden W. Miller, Jr.           10,107,132 (9)    3.73        --        --        --       --
110 Rue Jean Lafitte
Lafayette, Louisiana 70508

Phildrew Nominees Limited           686,469 (6)    0.26      32,689     5.46       --       --
Triton Court
14 Finsbury Square
London EC2A 1PD
United Kingdom

Royal Bank of Scotland Edinburgh    972,636 (6)    0.37      47,457     7.92       --       --
 Nominees Limited
31 St. Andrews Square
Edinburgh EH2 2PS
Scotland

Sigler & Co.                        513,261 (6)    0.19      24,441     4.08       --       --
c/o Chemical Bank
P.O. Box 50000
Newark, New Jersey  07101

T. Rowe Price & Associates, Inc.  1,499,543 (10)   0.57      45,000     7.51       --       --
100 East Pratt Street, 9th Floor
Baltimore, Maryland 21202

- -----------------
(1) This table includes shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into
     approximately  21  shares  of  Common  Stock,   subject to
     adjustment.

(2) In light of the fact that the Company is more than six months in arrears with respect to the payment of the dividend payable June 30, 1995 on the Series A Preferred Stock, pursuant to the terms of the stock, the holders thereof are eligible to cast 21 votes for each share of Series A Preferred Stock held at any meeting of shareholders called until the arrearage is paid.

(3)  Each  share of Series B Preferred Stock is entitled to  cast
     50 votes per share.

(4) Includes 3,325,000 shares of Common Stock which are issuable upon exercise of outstanding Class B Warrants, 3,910,100 shares issued and held by a broker for sale pursuant to a notice of redemption and 3,940,244 shares reserved for redemption, which may be issued to or sold on behalf of the holder.

(5)  Includes 445,200 shares issuable upon conversion of Series A
     Preferred Stock.

(6)  Represents  shares  issuable upon  conversion  of  Series  A
     Preferred Stock.

(7)  Includes 2,534,511 shares issuable upon conversion of Series
     A Preferred Stock and 533,333 shares issuable upon exercise of stock purchase warrants exercisable within 60 days.

(8) Includes 2,605,953 shares issuable upon conversion of Series A Preferred Stock and 1,933,332 shares issuable upon exercise of stock purchase warrants exercisable within 60 days. These shares are held by four limited partnerships, of which Kayne Anderson Investment Management is General Partner.

(9) Includes 200,000 shares which are subject to an option granted under agreement dated October 1, 1985 in favor of John T. Chandler. Includes 4,483,333 shares issuable upon exercise of options and 2,400,000 shares issuable upon exercise of stock purchase warrants exercisable within 60 days.

(10) Includes 945,000 shares issuable upon conversion of Series A
     Preferred Stock.

                    PROPOSAL 1 - ELECTION OF DIRECTORS

Board of Directors and Committees
- ---------------------------------

     Under the Certificate of Incorporation, as amended, and the Amended and Restated Bylaws of the Company, the Board of Directors is divided into three classes of directors serving staggered three-year terms, with one class of directors to be elected at each annual meeting of shareholders and to hold office until the end of their term or until their successors have been elected and qualified. The current Class III directors, whose terms of office expire at the Meeting are Messrs. John T. Chandler and Fred Hofheinz; the current Class I directors are Messrs. David A. Melman, Sir Michael Palliser and Arthur W. Hummel, Jr. and the current Class II directors are Messrs. Marsden W. Miller, Jr., Edmund McIlhenny, Jr. and Francis J. Reinhardt, Jr.

     The Board held four meetings in 1995. The average attendance by directors at these meetings was 86 percent, and all directors attended 95 percent of the Board and Committee meetings they were scheduled to attend.

     Under Delaware law and the Amended and Restated Bylaws, incumbent directors have the power to fill any vacancies on the Board of Directors, however occurring, whether by an increase in the number of directors, death, resignation, retirement, disqualification, removal from office or otherwise. Any director elected by the Board to fill a vacancy would hold office for the unexpired term of the director whose place has been filled; except that a director elected to fill a newly created directorship resulting from an increase in the number of directors, whether elected by the Board or shareholders, would hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred or until his successor is elected and qualified. If the size of the Board is increased, the additional directors would be apportioned among the three classes to make all classes as nearly equal as possible.

     Pursuant to the terms of an agreement dated April 17, 1992 between the Company and China Investment & Development Co., Ltd. ("CIDC"), the Company granted to CIDC the right to appoint a nonvoting observer to the Company's Board of Directors so long as CIDC owns at least 16,667 shares of Series B Preferred Stock or their equivalent in Common Stock on an as converted basis. To date CIDC has not exercised this right.

     There are no arrangements or understandings with any directors pursuant to which he has been elected a director nor are there any family relationships among any directors or executive officers.

     The Company has an Executive Committee, whose present members include Messrs. Miller, Chandler and Melman.
The Committee met four times during 1995 and, subject to certain statutory limitations on its authority, has all of the powers of the Board of Directors while the Board is not in session, except the power to declare dividends, make and alter Bylaws, fill vacancies on the Board or the Executive Committee, or change the membership of the Executive Committee. The Company also has a Compensation Committee whose present members are Messrs. Palliser, Hofheinz and Hummel. The Compensation Committee met once in 1995. It is charged with the responsibility of administering and interpreting the Company's stock option plans; it also recommends to the Board the compensation of employee directors, approves the compensation of other executives and recommends policies dealing with compensation and personnel engagements. The Company also has an Audit Committee whose present members are Messrs. Hofheinz, Hummel and Palliser. The Audit Committee met once in  1995.  It  reviews  with the independent  auditors the
general scope of audit coverage.   Such review includes
consideration of the Company's accounting practices, procedures and system of internal accounting controls. The Audit Committee also recommends to the Board the appointment of the Company's independent auditors engaged by the Company. The Company has no standing nominating committee, the functions customarily attributable to such committee being performed by the Board of Directors as a whole.

Nominees for Directors and Recommendation of the Board
- ------------------------------------------------------

     Messrs. John T. Chandler and Fred Hofheinz have been nominated by the Board for election as Class III directors, to hold office for three-year terms expiring at the 1999 annual meeting of shareholders, or in all cases until their successors are elected and qualified. Unless authority to vote for election of directors (or for one or all nominees) shall have been withheld in the manner provided in the accompanying proxies, the votes represented by such proxies will be cast for the election of the nominees set forth herein, or for one or more substitute nominees recommended by the Board of Directors in the event that, by reason of contingencies not presently known to the Board of Directors, one or all nominees should become unavailable for election. The affirmative vote of a plurality of the votes cast at the Meeting by shareholders present in person or by proxy, a quorum being present, is required for the election of such directors. The Board of Directors recommends that shareholders vote FOR the nominees for election as Class III directors.

Biographical Information
- ------------------------

     Set forth below is a brief biographical summary of the nominees for election as directors, each of whom presently serves as a director.

     JOHN T. CHANDLER, sixty-three years old, is President of the Company and Chairman and Chief Executive Officer of XCL-China Ltd., a wholly owned subsidiary of the Company responsible for the Company's operations in the PRC. He joined the Company in June 1982, becoming a director in May 1983. From 1976 until he joined the Company, he was the Managing Partner of the Oil and Gas Group of GSA Equity, Inc., New York and director of Executive Monetary Management, Inc., the parent company of GSA Equity, Inc. From 1972 to 1976, he was director and Vice President of Exploration and Production of Westrans Petroleum, Inc. and a director of a number of its subsidiaries. During 1971 and 1972, he was a petroleum consultant and manager of the oil department of Den Norske Creditbank in Oslo, Norway. Mr. Chandler was Vice President and Manager of the Petroleum Department of the Deposit Guaranty National Bank in Jackson, Mississippi from 1969 to August 1971 and, from 1967 to February 1969, was a petroleum engineer first for First National City Bank and then The Bank of New York. From March 1963 to July 1967, he was employed by Ashland Oil and Refining Company as a petroleum engineer. From 1959 to 1963, he held the same position with United Producing Company, Inc., which was acquired by Ashland Oil.

     Mr. Chandler graduated from the Colorado School of Mines with a Professional degree in petroleum engineering and is a Registered Professional Engineer in the States of Colorado and Texas, a member of the Society of Petroleum Evaluation Engineers and a member of AIME.

     FRED HOFHEINZ, fifty-eight years old, is an attorney at
law in Houston, Texas. From 1984 to 1987, he served as President of Energy Assets International Corporation, a fund management company, now a subsidiary of Torch Energy Advisors, then served as a consultant to Torch Energy Advisors until 1989. Mr. Hofheinz also served as the Mayor of Houston, Texas from 1974 to 1978. He, along with his family, developed the Astrodome in Houston, and owned the Houston Astros baseball team until 1974. He is founder and director of United Kiev Resources, Inc., an oil and gas production company operating in the Republic of the Ukraine in the name of its wholly owned subsidiary, Carpatsky Petroleum Company. Mr. Hofheinz earned a Ph.D. degree in Economics from the University of Texas and his law degree from the University of Houston. He was appointed as a director by the Board at a meeting held March 21, 1991.

      The   following  pages  contain  biographical
information concerning the directors whose terms of office will expire after the Meeting.

     MARSDEN W. MILLER, JR., fifty-four years old, is the Chairman and Chief Executive Officer of the Company, as well as a director, and has held the positions of Chief Executive Officer and director since its incorporation. Prior to 1981, from 1964, Mr. Miller engaged in the oil business as an independent, was an officer in various oil companies, principally Westrans Industries, Inc. from 1970 to 1973, Meridian Minerals, Inc. from 1973 to 1976, and Miller Coal Services, Inc. and its subsidiaries from 1979 to 1981, and practiced law.

     DAVID A. MELMAN, fifty-three years old, is Executive Vice President, General Counsel and Secretary of the Company and, since September 14, 1987, a director of the Company. Prior to joining the Company in December of 1983, he held senior management positions with an oil and gas venture capital partnership sponsored by Citibank N.A. (since May 1981) and with Energy Assets International Corporation from September 1978 to May 1981. His professional experience includes the practice of law with Burke & Burke (1969-1971) and of accountancy with Coopers & Lybrand (1968-1969). He is a member of the New York State Bar and is a director of Sheffield Exploration Company,
Inc., an  American  Stock Exchange listed company.   Mr. Melman
holds a B.S. degree in economics and J.D. and LL.M (taxation) law degrees.

     EDMUND McILHENNY, JR., fifty years old, joined the Company in August 1991, as President of XCL Land, Ltd., a wholly owned subsidiary of the Company. From 1972 to 1974, he was involved in the practice of law in New Orleans, Louisiana. From 1975, Mr. McIlhenny held various administrative positions with E. McIlhenny's Son Corporation, and subsidiaries, involved primarily in the manufacture of TABASCO (registered trademark) including Vice President, Secretary and a director, as well as a member of its Executive Committee. From 1984 to the present, he has been a director, member of the Executive Committee and Land Management Committee, and in 1988 was elected Vice President and Secretary, of Vermilion Corporation, a land holding company located in Abbeville, Louisiana. Mr. McIlhenny is a graduate of the University of North Carolina at Chapel Hill with a B.A. degree and the Tulane University School of Law with a J.D. degree. Mr. McIlhenny was elected a director in June 1990. Effective February 1, 1996, Mr. McIlhenny resigned as President of XCL Land, Ltd.

     ARTHUR W. HUMMEL, JR., seventy-five years old, a director since April 1994, has been active in consulting with firms doing business in East Asia, and participating in academic and scholarly conferences in the U.S. and in the East Asia region since his retirement, after thirty five years of service, from the State Department in 1985. He is a member and trustee of many academic, business, and philanthropic organizations involved in international affairs.

     Mr. Hummel was born in China. After education in the U.S. he returned to China prior to Pearl Harbor. After internment by the Japanese he escaped and fought with Chinese guerrillas behind the Japanese lines in north China until the end of the war.

     He obtained an M.A. (Phi Beta Kappa) in Chinese studies from the University of Chicago in 1949, and joined the State Department in 1950. His early foreign assignments include Hong Kong, Japan and Burma. He was Deputy Director of the Voice of America in 1961-1963; Deputy Chief of Mission of the American
Embassy in Taiwan, 1965-1968; Ambassador to Burma, 1968-1970; Ambassador to Ethiopia, 1975-1976; Ambassador to Pakistan, 1977 1981; and Ambassador to the People's Republic of China, 1981-1985. He was Assistant Secretary of State for East Asia 1976-1977. He has received numerous professional awards from within and outside the Government.

     SIR MICHAEL PALLISER, seventy-three years old, a director since April 1994, was until his retirement in March 1996, Vice Chairman of Samuel Montagu & Co. Limited, the merchant bank which was owned by Midland Bank, of which he was Deputy Chairman from 1987 to 1991, and which is now part of the Hong Kong & Shanghai Banking Corporation. He was Chairman of Samuel Montagu from 1984 to 1993. In 1947, he joined the British Diplomatic Service and served in a variety of overseas and Foreign Office posts before becoming head of the Planning Staff in 1964-1966, Private
Secretary to the Prime Minister, 1966-1969, Minister in the British Embassy in Paris, 1969-1971, and the British Ambassador and Permanent Representative to the European Communities in Brussels from 1971-1975. He was, from 1975 until his retirement in 1982, Permanent Under-Secretary of State in the Foreign and Commonwealth Office, and Head of the Diplomatic Service. From April to July 1982, he was a special adviser to the Prime Minister in the Cabinet Office during the Falklands War. He was appointed a Member of the Privy Council in 1983. Effective December 31, 1995, Mr. Palliser resigned as President of the China-Britain Trade Group and a director of the UK-Japan 2000 Group, and effective February 29, 1996, he resigned as Deputy Chairman of British Invisibles. Mr. Palliser currently is a member of the Trilateral Commission, a director of the Royal National Theatre, and Chairman of the Major Projects Association, designed to assist in and for the handling of major industrial projects. He is a former Director of BAT Industries, Bookers, Eagle Star, Shell and United Biscuits.

     Sir Michael Palliser was educated at Wellington College and
Merton College, Oxford.  He saw wartime service in the  British
Army with the Coldstream Guards.

     FRANCIS J. REINHARDT, JR., sixty-six years old, is a partner in the New York investment banking firm of Carl H. Pforzheimer & Co. Mr. Reinhardt has been a partner in the firm for 30 years and has held various positions, specializing in independent oil and gas securities, mergers and acquisitions, placements participation and institutional sales since 1956. Mr. Reinhardt holds a B.S. degree from Seton Hall University and received his M.B.A. from New York University. Mr. Reinhardt is a member of the New York Society of Security Analysts, is a member of and has previously served as president of the Oil Analysts Group of New York, is a member and past president of the National Association of Petroleum Investment Analysts and is a member of the Petroleum Exploration Society of New York. Mr. Reinhardt also serves as a director of Mallon Resources Corporation, a NASDAQ traded petroleum and mining company, as well as several privately held companies. Mr. Reinhardt was first appointed as a director of the Company by the Board at a meeting held December 11, 1992.

Compliance with Section 16(a) Filing Requirements
- -------------------------------------------------

     To the Company's knowledge, instances of failure to file reports with respect to reportable transactions during the year ended December 31, 1995, as required by Section 16(a) of the Exchange Act are as follows:

                                                         Known
                            Reports       Number of    Failure to    Number of
Reporting Person           Filed Late   Transactions   File Form   Transactions
- ----------------------    -----------   ------------   ----------  ------------
R. Thomas Fetters, Jr.        Form 4          1          Form 4        1 (b)
E. McIlhenny, Jr.               -             -          Form 4        1 (b)
Pamela G. Shanks (a)            -             -          Form 4        1 (b)
Roy Chase                       -             -          Form 4        1 (b)
M. W. Miller, Jr.             Form 4          1            -             -
- -----------
(a)  A former officer of the Company and wife of Edmund
     McIlhenny, Jr., a director of the Company.
(b)  Did not file upon resignation as an officer of the Company.

     All other reporting persons who are officers or directors of the Company have provided the Company with written representations that no Form 5 filing was required in that all reportable transactions were timely filed on the appropriate forms.

Executive Compensation
- ----------------------

     The following table sets forth information regarding the total compensation of the Chief Executive Officer and each of the four most highly compensated executive officers of the Company at the end of 1995, as well as the total compensation paid to each such individual for the Company's two previous fiscal years. Each of the named individuals has held his/her respective office throughout the entire fiscal year.

                   Summary Compensation Table

                                                                     Long Term Compensation
                                                            ------------------------------------------
                                  Annual Compensation               Awards                Payouts
                                 -------------------------  ---------------------- -------------------
         (1)                                (2)     (3)        (4)          (5)       (6)
                                                   Other    Restricted
      Name and                                     Annual     Stock       Options/  LTIP    All Other
      Principal                  Salary    Bonus   Compen-    Awards        SARs   Payout    Compen-
      Position           Year      ($)      ($)    sation($)   ($)          (#)      ($)     sation($)
- ----------------------   ----    -------   -----  ---------- ---------    --------  ------  ----------
Marsden W. Miller, Jr.   1995    150,000    --       --         --           --       --       --
 Chairman and
 Chief Executive Officer 1994    150,000    --       --         --       1,625,000    --       --
                                                                         1,875,000
                                                                           525,000
                         1993    168,750    --       --         --           --       --       --

John T. Chandler (7)(8)  1995    150,000    --       --         --         120,000    --       --
 President; Chairman and
 Chief Executive Officer
 of XCL-China, Ltd.      1994    150,000    --       --         --         470,000    --       --
                                                                         1,025,000
                                                                           100,000
                         1993    168,750    --       --         --           --       --       --

David A. Melman (9)      1995    150,000    --       --         --         300,000    --       --
 Executive Vice President,
 General Counsel and
 Secretary               1994    150,000    --       --         --         470,000    --       --
                                                                         1,025,000
                                                                           100,000
                         1993    168,750    --       --         --           --       --       --

Pamela G. Shanks (10)    1995    128,600    --       --         --           --       --       --
 Vice President-Finance,
 Chief Financial Officer
 and Treasurer           1994    128,600    --       --         --           --       --       --
                                                                           500,000
                                                                            21,400
                         1993    144,050    --       --         --           --       --       --

Danny M. Dobbs           1995    116,250    --       --         --           --       --       --
 Executive Vice President 1994   110,000    --       --         --         148,000    --       --
 and Chief Operations
 Officer                 1993    106,083    --       --         --           --       --       --

- -----------
(1) Prior to April 1, 1994, each executive was employed under an agreement with the Company which provided that if his/her employment was terminated prior to the agreement's termination under certain circumstances he/she would receive compensation for thirty months. Such employment agreements were surrendered, effective April 1, 1994, in exchange for stock purchase warrants (see "Employment Agreements" below).
(2)  Effective March 30, 1994, the Management Incentive Plan  was
     terminated.
(3) Excludes the cost to the Company of other compensation that, with respect to any above named individual, does not exceed the lesser of $50,000 or 10 percent of such individual's salary and bonus.
(4) Although the Company's Long Term Stock Incentive Plan permits grants of restricted stock and stock appreciation rights, no grants of those incentive awards have been made.
(5) The first amount represents awards of stock options granted under the Company's Long Term Stock Incentive Plan. The second amount represents the number of five-year stock purchase warrants, received upon surrender of an employment agreement with the Company, determined based upon a formula whereby each of the individuals were to be offered a warrant, based upon the length of time of employment with the Company, for a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her contract), at an exercise price of $1.25 per share. The third number represents five-year stock purchase warrants, received for each dollar of salary reduction for the fifteen-month period commencing January 1, 1993 through March 31, 1994, determined based on the same formula and at the same exercise price used in the granting of warrants upon surrender of the employment agreements. (See "Employment Agreements" below.)
(6) No payments have been made in respect of the Company's Shareholder Value Performance Plan. The measurement period for compensation under such plan ended on December 31, 1993, and the Plan was terminated pursuant to its terms.
(7) XCL-China Ltd. is a wholly owned subsidiary of the Company which manages the Company's operations in the PRC.
(8) Mr. Chandler was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994.
(9) Mr. Melman was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994, and 180,000 options to replace options granted in 1985 which expired unexercised in March 1995.
(10) Ms. Shanks commenced employment on October 8, 1992.  As part of her employment package she was awarded 360,000 options. Effective February 1, 1996, Ms. Shanks resigned as an officer of the Company.

Stock Options
- -------------

     The Company currently maintains five stock option plans which were adopted by shareholders at various times commencing
in 1986.   All  of  the  plans are administered by the Compensation
Committee and provide for the granting of options to purchase shares of Common Stock to key employees and directors of the Company, and certain other persons who are not employees of the Company but who from time to time provide substantial advice or other assistance or services to the Company.

     The  most recent stock option plan was adopted on  June
2, 1992 by shareholders who approved the Long Term Stock Incentive Plan ("LTSIP"). The LTSIP was adopted with the view of conforming the Company's plans to certain regulatory changes adopted by the SEC and affording holders of previously granted options the opportunity to exchange their options for equivalent options under the LTSIP.

     The LTSIP authorizes the Compensation Committee to grant stock options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 as amended ("ISOs"), options which do not qualify under such tax provision ("NSOs"), "ROs" (i.e., the granting of additional options, where an employee exercises an option with previously owned stock, covering the number of shares tendered as part of the exercise price), "RSAs" (i.e., stock awarded to an employee that is subject to forfeiture in the event of a premature termination of employment, failure of the Company to meet certain performance objectives or other conditions), "PUs" (i.e., share-denominated units credited to the employee's account for delivery or cash-out at some future date based upon performance criteria to be determined by the Compensation Committee) and "tax withholding" (i.e., where the employee has the option of having the Company withhold shares on exercise of an award to satisfy tax withholding requirements).

     The LTSIP also formally incorporates resolutions previously adopted by the Board regarding one-time grants of NSOs covering 100,000 shares to each new non-employee director upon his taking office.

     The   Compensation   Committee   develops administration
guidelines from time to time which define specific eligibility criteria, the types of awards to be employed, and the value of such awards. Specific terms of each award, including minimum performance criteria which must be met to receive payment, are provided in individual award agreements granted each award recipient. Key employees and other individuals who the Committee deems may provide a valuable contribution to the success of the Company and its affiliates will be eligible to participate under the Plan. Award agreements generally contain change-in-control provisions.

      Under the LTSIP, the Compensation Committee determines
the option price of all NSOs and ISOs; provided, however, in the case of ISOs, the option price shall not be less than the fair
market value of  the  Common Stock on the date of grant.   Such
"fair market value" is the average of the high and low prices of a share of Common Stock traded on the relevant date, as reported on the American Stock Exchange, or other national securities exchange or an automated quotation system.

     On July 1, 1994, the shareholders approved amendments to the LTSIP to increase the number of shares reserved for issuance under the Plan by an additional 1,500,000 shares to an aggregate of 16.5 million and corresponding amendment to the Plan increasing the limitation on the total number of shares subject to options that can be granted to directors to 13,200,000 of which 3,300,000 shares may be granted to non-employee directors. At the same time, shareholders ratified the conditional grant of options to acquire 3,076,500 shares, made by the Board of Directors on March 30, 1994, to various executive officers and directors. In 1994, additional options totaling 1,820,183 were awarded to non-executive officers, employees and consultants of the Company.

      The closing price of the Company's Common Stock on the American Stock Exchange on April 10, 1996 was $.3125 per share.

       The following tables set forth, for those persons named in the "Summary Compensation Table" information on stock options granted during 1995 and all stock options outstanding as of December 31, 1995.

                Option/SAR Grants in Last Fiscal Year

                                                                                  Potential Realizable Value
                                                                                     at Assumed Annual Rates
                                                                                  of Stock Price Appreciation
                                        Individual Grants                                for Option Term
                        ------------------------------------------------------    -----------------------------
        (a)               (b)           (c)              (d)            (e)         (f)        (g)       (h)
                                     % of Total
                                      Options/
                                        SARs
                                      Granted to
                        Options/     Employees in    Exercise or
                          SARs         Fiscal         Base Price    Expiration
      Name             Granted (#)     Year (3)        ($/Share)        Date       0% ($)    5% ($)    10% ($)
- ---------------------  -----------   ------------    -----------    ----------    --------   -------   --------
Marsden W. Miller, Jr.     --             0%               --            --          --        --         --
John T. Chandler       120,000 (1)       18%              1.25        03/31/99    (52,500)    8,817    936,324
David A. Melman        120,000 (2)       44%              1.25        03/31/99    (52,500)    8,817    936,324
                       180,000 (2)                        1.25        06/13/05   (157,500) (115,050)   (49,922)
Pamela G. Shanks (4)       --             0%               --            --          --        --         --
Danny M. Dobbs             --             0%               --            --          --        --         --

- --------------------
(1) Mr. Chandler was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994.
(2) Mr. Melman was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994, and 180,000 options to replace options granted in 1985 which expired unexercised in March 1995.
(3) Represents the percentage of all options and warrants granted to employees in the fiscal year.
(4) Effective February 1, 1996, Ms. Shanks resigned as an officer of the Company.

          Aggregated Option/SAR Exercises In Last Fiscal Year and
                     Fiscal Year-End Option/SAR Values

         (a)            (b)        (c)                (d)                            (e)
                                               Number of Securities          Value of Unexercised
                       Shares                 Underlying Unexercised           in-the-money
                      Acquired                   Options/SARs at               Options/SARs at
                         on       Value         Fiscal Year-End (#)           Fiscal Year-End ($)(3)
                      Exercise   Realized   ----------------------------   --------------------------
        Name            (#)        ($)      Exercisable    Unexercisable   Exercisable  Unexercisable
- --------------------- --------   --------   -------------  -------------   -----------  -------------
Marsden W. Miller, Jr.   --        --        4,483,333 (1)     541,667          --           --
                         --        --        2,400,000 (2)        --            --           --
John T. Chandler         --        --          973,333 (1)     156,667          --           --
                         --        --        1,125,000 (2)        --            --           --
David A. Melman          --        --          973,333 (1)     156,667          --           --
                         --        --        1,125,000 (2)        --            --           --
Pamela G. Shanks (4)     --        --          360,000 (1)        --            --           --
                         --        --          521,400 (2)        --            --           --
Danny M. Dobbs           --        --          261,666 (1)      49,334          --           --
                         --        --          582,000 (2)        --            --           --

- ---------------
(1) Represents options exercisable under the Company's Long Term Stock Incentive Plan at December 31, 1995.
(2) Represents the aggregate number of five-year stock purchase warrants, received (a) upon surrender of an employment agreement with the Company, determined based upon a formula whereby each of the individuals were to be offered a warrant, based upon the length of time of employment the Company, for a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her contract), at an exercise price of $1.25 per share, and (b) for each dollar of salary reduction for the fifteen-month period commencing January 1, 1993 through March 31, 1994, determined based on the same formula and at the same exercise price used in the granting of warrants upon surrender of the employment agreements. (See "Employment Agreements" below.)
(3) At December 31, 1995, the Company's Common Stock price was lower than the option exercise prices.
(4) Effective February 1, 1996, Ms. Shanks resigned as an officer of the Company.

     These  options  were all awarded under the Company's Stock
Option Plans described above.

Section 401(k) Plan
- -------------------

     In 1989, the Company adopted an employee benefit plan under
Section 401(k) of the Internal Revenue Code for the benefit of employees meeting certain eligibility requirements. The Company has obtained a favorable determination from the Internal Revenue Service regarding the tax favored status of the 401(k) plan. Employees can contribute up to 10 percent of their compensation. The Company, at its discretion and subject to certain limitations, may contribute up to 75 percent of the contributions of each participant. The Company did not make any contributions to the plan during the year ended December 31, 1995.

Compensation of Directors and Other Arrangements
- ------------------------------------------------

     The Company reimburses its directors for their travel and lodging expenses incurred in attending meetings of the Board of Directors. Effective January 1, 1990, directors (other than Messrs. Hummel and Palliser and those directors who are officers of the Company) were paid an annual retainer of $18,000 plus a fee of $1,000 for each Board meeting attended. In addition, such directors were paid a fee of $1,000 for each committee meeting attended.

     In April 1994, the Company entered into separate consulting agreements with Messrs. Palliser and Hummel, upon their becoming directors. Each of the agreements is terminable by each of the parties thereto upon written notice and provides that the individuals will render consulting services to the Company in their respective areas of expertise. Pursuant to the terms of the agreements, each of the directors will be entitled to receive compensation at the rate of $50,000 per annum, which includes the compensation they would otherwise be entitled to receive as directors and for attending meetings of the Board. In addition, pursuant to the terms of the LTSIP, each were granted stock options for 100,000 shares of Common Stock exercisable at $1.25 per share.

     During 1995 all regular employees were provided health insurance, a portion of the premium for which is paid by the Company, and life and disability insurance based upon a factor of the employee's base salary.

Employment Agreements; Termination of Employment and Change-in
- ---------------------------------------------------------------
  Control Arrangements
  --------------------

     Effective April 1, 1994, Messrs. M.W. Miller, Jr., J.T. Chandler, D.A. Melman, D.M. Dobbs, R.T. Fetters, Jr., R.C. Cline, P.L. Dragon, and Ms. P.G. Shanks, in their capacities as executive and administrative officers of the Company and its various subsidiaries agreed to surrender their employment agreements in consideration of the issuance of five year warrants to purchase Common Stock at an exercise price of $1.25 per share, subject to customary anti-dilution adjustments. The number of warrants issued to such individuals was determined based upon a formula whereby each of the individuals was offered a warrant to purchase, based upon the length of time of employment with the Company, a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her agreement). Accordingly, Mr. Miller received warrants to purchase 1,875,000 shares; Mr. Chandler, 1,025,000 shares; Mr. Melman, 1,025,000 shares; Mr. Fetters, 875,000 shares; Mr. Dobbs, 575,000 shares; Mr. Dragon, 315,000 shares; Mr. Cline, 250,000 shares; and Ms. Shanks, 500,000 shares.

     Effective January 1, 1989, the Company adopted a policy addressing severance upon separation from the Company. Under this policy benefits due upon a "change-in-control" as therein defined, range from three months salary for employees with less than one year of service to twenty-four months salary for employees with more than ten years of service.
Report on Repricing of Options/SARs

     During the fiscal year ended December 31, 1995, there were no repricings of stock options awarded to any of the named executive officers.

Compensation Committee Interlocks and Insider Participation
- -----------------------------------------------------------

     For the year ended December 31, 1995, the following nonexecutive directors of the Company, served as members of the Compensation Committee of the Board of Directors: Messrs. M. Palliser (Chairman), A.W. Hummel, Jr., F. Hofheinz and F.J. Reinhardt, Jr. None of the members of the Compensation Committee were formerly, nor are any members currently, officers or employees of the Company or any of its subsidiaries.

         Compensation Committee Report on Executive Compensation
         -------------------------------------------------------

     The Compensation Committee of the Board of Directors ("Committee") establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and certain other managers, and administers the Stock Option Plans and Long Term Stock Incentive Plan. The Committee currently consists of four independent, non-employee directors: Messrs.
M. Palliser, who serves as Chairman, Fred Hofheinz, Arthur W. Hummel, Jr. and Francis J. Reinhardt, Jr.

Compensation Policies and Philosophy
- ------------------------------------

      The Committee has determined that the compensation program of the Company should not only be adequate to attract, motivate and retain executives, key employees and other individuals who the Company believes may make significant contribution to the Company's results, but should also be linked to the value delivered to shareholders as reflected in the price of the Company's Common Stock.

      The  Committee  believes  that  the  cash  compensation of executive officers, as well as other key employees, should be competitive with other similarly situated companies while, within the Company, being fair and discriminating on the basis of personal performance. In general, in establishing total cash compensation for its executives, the Committee has taken into account the median cash compensation of executives employed by competitors including some of the companies reflected in the peer group identified in the Performance Graph found on page 84, which the Committee believes represent the Company's most direct competition for executive talent. The Committee receives recommendations from management as to executive compensation and, in light of the Company's performance and the economic conditions facing the Company, determines appropriate compensation levels for recommendation to the Board of Directors. The Committee does not assign relative weights to individual factors and criteria used in determining executive compensation and does not use quantifiable targets in determining compensation. For 1995, the Company did not retain the services of a compensation consulting firm.

     Awards of stock options are intended both to retain executives, key employees and other individuals who the Company believes may make significant contributions to the Company's results and to motivate them to improve long-term stock market performance. Options are granted at or above the prevailing market price and will have value only if the price of the Company's Common Stock increases. Generally, options have a term of ten years and vest one-third six months after grant, one-third one year after grant and the remaining one-third two years after grant.

     Effective January 1, 1994, Section 162(m) of the Internal Revenue Code of 1986 (the "Code") generally denies a tax deduction to any publicly-held corporation for compensation that exceeds $1 million paid to certain senior executives in a taxable year, subject to an exception for "performance-based compensation" as defined in the Code and subject to certain transition provisions. Gains on the exercise of non-qualified stock options granted through December 31, 1994, will be tax deductible under the transition rules. Restricted stock awards by definition granted after February 17, 1993, are not deductible. At present the Committee does not intend to recommend amendment to the Stock Option Plans to meet the restrictive requirements of the Code.

     The Committee believes that annual incentive awards should be commensurate with performance. It further believes that in order to meet this objective it needs to have the ability to exercise its judgment or discretion to evaluate performance against qualitative criteria. It is the Committee's opinion that the benefits to the Company of the use of a qualitative approach to the compensation of senior executives such as the Chairman outweigh the non-material loss of a portion of the deductions associated with that compensation.

     On March 21, 1996, the Committee reviewed the Company's 1995 financial results and 1995 non-financial goals. The Committee acknowledged that while financial goals were negatively impacted by U.S. property write-downs, the non-financial goals, (consisting of development of the Zhao Dong Block by drilling two successful wells and positioning the Company to expand its participation in the Chinese energy industry resulting from the July 17, 1995 agreement to participate in a lubricating oil joint venture and the December 14, 1995 letter agreement to participate in a coal-bed methane joint venture) had been met and exceeded.

Company Performance and Chief Executive Officer Compensation
- ------------------------------------------------------------

     The Committee, in connection with determining the appropriate compensation for Marsden W. Miller, Jr. as Chief
Executive Officer ("CEO"), took into account the financial condition of the Company, including its liquidity requirements. It determined that the CEO had been instrumental in causing the Company to secure the lube oil joint venture and initial agreements with the Coal Ministry to create the coalbed methane joint venture. Taking into consideration the current cash position and near-term requirements, the Committee determined that cash was unavailable for either salary increase or bonus.

Compensation of Other Executive Officers
- ----------------------------------------

     The Committee, in consultation with the CEO, applied the information and other factors outlined above in reviewing and approving the compensation of the Company's other executive officers.

March 21, 1996                     COMPENSATION COMMITTEE

                                   Michael Palliser, Chairman
                                   Arthur W. Hummel
                                   Fred Hofheinz
                                   Francis J. Reinhardt, Jr.

Shareholder Return Performance Presentation
- -------------------------------------------

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the AMEX Market Value Index for the years 1991 through 1995, with a peer group selected by the Company for the past five fiscal years. The peer group consists of the same independent oil and gas exploration and production companies used in last year's comparison, with the exception of DeKalb Energy Company which was acquired by Apache Corporation, namely: Alta Energy Corporation; Amerac Energy Corporation (formerly Wolverine Exploration Company); American Exploration Company; Bellwether Exploration Company; Brock Exploration Corporation; Tom Brown, Inc.; Caspen Oil, Inc.; Cobb Resources Corporation; Coda Energy, Inc.; Comstock Resources, Inc.; Crystal Oil Company; Edisto Resources Company; Energen Corporation; First Mississippi Corporation; Forest Oil Corporation; Geodyne Resources, Inc.; Global Natural Resources, Inc.; Goodrich Petroleum Corporation (formerly Patrick Petroleum Company); Hallador Pete Company; Hondo Oil & Gas Company; Kelley Oil & Gas Partners; Magellan Petroleum Corporation; Maynard Oil Company; McFarland Energy, Inc.; MSR Exploration Limited; Numac Energy, Inc.; Pacific Enterprises; Penn Virginia Corporation; Plains Resources, Inc.; Presidio Oil; Wainoco Oil Corporation; Wichita River Oil; and Wiser Oil Company. The relevant information with respect to the peer group was furnished by Standard & Poors Compustat Service. The graph assumes that the value of the investment in the Company's Common Stock and the peer group stocks was $100 on January 1, 1990 and that all dividends were reinvested.

                 [Shareholder Return Performance Graph]

             1991 Return  1992 Return  1993 Return  1994 Return  1995 Return
             -----------  -----------  -----------  -----------  -----------
XCL             34.62        69.23        34.62        50.00        25.00
Peer Group      79.34        63.77        77.72        77.47        97.86
AMEX           128.21       129.57       154.86       140.83       178.45


Certain Relationships and Related Transactions
- ----------------------------------------------

     During 1994, the Company was sued in an action entitled Kathy M. McIlhenny vs. The Exploration Company of Louisiana, Inc. (15th Judicial District Court, Parish of Lafayette, Louisiana, Docket No. 941845). Kathy McIlhenny, former wife of a director of the Company, has asserted a claim in the aggregate amount of approximately $.5 million in respect of compensation for certain services alleged to have been performed on behalf of the Company and under an alleged verbal employment agreement and, by amendment, asserted a claim for payments arising from purported rights to mineral interests. The Company believes that such claim is without merit and rejects the existence of any such alleged agreement.

     As a matter of policy the Company approves all transactions involving insiders through the majority vote of disinterested directors.

                   PROPOSAL 2 - APPROVAL OF AMENDMENT
                        TO ARTICLE FOURTH OF THE
             CERTIFICATE OF INCORPORATION TO INCREASE THE
              NUMBER OF AUTHORIZED SHARES OF THE COMPANY

     On March 21, 1996, the Company's Board of Directors unanimously adopted a resolution recommending that the Company's shareholders adopt an amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 350,000,000 shares to 500,000,000 shares, par value $.01 per share, and increase the authorized Preferred Stock of the Company from 1,200,000 shares to 2,400,000 shares, par value $1.00 per share.

     The proposed amendment will be submitted to the shareholders for approval at the Meeting in substantially the following form:

     "That Article FOURTH of the Certificate of Incorporation of the Corporation be and the same hereby is amended to provide that the total number of shares and the par value, if any, of each class of stock which the Corporation is authorized to issue shall be 2,400,000 shares of Preferred Stock, par value $1.00 per share, and 500,000,000 shares of Common Stock, par value of $0.01 per share, and that the Board if Directors be and hereby is authorized to issue all or any part of the unissued shares of Preferred Stock and Common Stock thus authorized without further action by the stockholders, unless such action is required by law or by the rules of any stock exchange on which the Corporation's securities are then listed."

     As  of April 10, 1996, there were reserved an aggregate of
(i) 14,875,334 shares of Common Stock subject to outstanding options; (ii) 12,584,124 shares issuable upon conversion of the Company's outstanding Series A Preferred Stock; (iii) 34,848,229 shares issuable upon exercise of the Company's outstanding warrants; (iv) 3,940,244 shares issuable upon redemption of the Company's outstanding Series B Preferred Stock; and (v) 18,036,764 shares issuable in connection with contractual obligations. Under the terms of certain outstanding securities and warrants, which are not respectively convertible or exercisable until after November 30, 1996, the Company is required to reserve a sufficient number of shares of Common Stock (as of April 10, 1996, 17,830,002 shares) to enable such securities to be so converted and exercised. Currently, the Company has an insufficient number of shares available to satisfy these obligations. If the Company fails to have such shares duly authorized or otherwise available for issuance, the Company will be subject to certain penalties.

     The proposed amendment would increase the number of authorized shares of Preferred Stock of the Company by 1,200,000 to 2,400,000 shares, however, would not affect the right of the Board of Directors to issue Preferred Stock in one or more series having such designations, preferences, and relative rights, qualifications and limitations as it may fix by resolution at the time of issuance. The Company is seeking to increase its authorized Preferred Stock in order, among the other reasons discussed below, to facilitate the payment of dividends on the Series A and E Preferred Stock in kind as permitted under the terms of such Stock in lieu of cash dividends. The shareholders have previously authorized the Board to issue all of the presently authorized but unissued shares of Common Stock and Preferred Stock of the Corporation, and it is proposed that such authorization be extended to include the additional shares of Common Stock and Preferred Stock proposed to be authorized.

     The Board of Directors believes that it would be desirable to have additional shares of Common and Preferred Stock that would be authorized by the proposed amendment available for issuance in connection with possible future stock dividends or splits, financing transactions, acquisitions of other companies or business properties, employee benefit plans and other proper corporate purposes. Having such additional authorized shares available will give the Company greater flexibility by permitting such shares to be issued without the expense or delay of a special meeting of the shareholders. Such delay might deprive the Company of the flexibility the Board views as important in effectively using the Company's shares. These additional shares of Common and Preferred Stock will be available without further action by the shareholders, unless such action is required by applicable law or the rules of the American Stock Exchange or The London Stock Exchange Limited (the "London Stock Exchange"). Such rules require stockholder approval as a prerequisite to the listing of shares in several instances, including for certain stock option plans, and under the rules of the American Stock Exchange, for acquisition transactions where the present or potential issuance of shares could result in an increase in the number of shares of Common Stock outstanding of 20 percent or more.

     The Board currently has no agreements or arrangements for the future issuance of additional shares of Common Stock, other than the issuance of shares upon (1) the conversion of Series E, Cumulative Convertible Preferred Stock (16,000,000 shares); (2) the conversion of Series A Preferred Stock to be issued in payment of the December 31, 1995 dividend and future dividends (5,250,000 shares); and (3) the exercise of outstanding warrants (1,830,002 shares).

     The   additional   shares  of  Common  Stock for   which
authorization is sought would become part of the existing class of Common Stock and, when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The holders of Common Stock do not have preemptive rights to subscribe for any of the Company's securities and will not have any such rights to subscribe for the additional Common Stock proposed to be authorized. If the proposed amendment is adopted by the shareholders, each certificate representing shares of Common Stock, par value $.01 per share, issued and outstanding or held in the treasury of the Company will represent the same number of shares of Common Stock having a par value of $0.01 per share. Certificates representing outstanding shares of Common Stock should be retained by the holder and should not be forwarded to the Company or its transfer agent.

     The increase in the number of authorized shares of Common or Preferred Stock is not designed to deter or prevent a change in control of the Company. However, under certain circumstances the issuance of additional shares of Common or Preferred Stock could be used to make a change in control more difficult if the Board caused such shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and its stockholders. In addition, the availability of the additional shares might theoretically discourage an attempt by another person or entity to acquire control of the Company through the acquisition of a substantial number of shares of Common or Preferred Stock, since the issuance of such shares could dilute the stock ownership of such person or entity. Pursuant to the rules of the London Stock Exchange, no issue of shares of Common Stock will be made which would effectively alter the control of the Company without prior approval of the shareholders in general meeting. Pursuant to the rules of the American Stock Exchange the sale or issuance of Common Stock (or securities convertible into Common Stock) including securities reserved for issuance upon exercise of certain options to management, will require shareholder approval in certain cases as a prerequisite to listing such securities on such Exchange.

     Wholly apart from this proposed amendment, the Board could issue a series of Preferred Stock with rights and preferences that might similarly impede or discourage proposed mergers, tender offers, or attempts to gain control of the Company. In addition, the Certificate of Incorporation contains a so-called "fair price" provision and provides for a classified Board each of which could be viewed as discouraging some attempts to obtain control of the Company. Under the "fair price" provision, an affirmative vote of 67 percent or more of the Company's voting stock is required for business combinations between the Company and an "interested stockholder" unless the business combination is approved by the Board of Directors or a minimum price is received by all stockholders and certain other conditions are met.

     The Board has no present intention of issuing additional shares of Common or Preferred Stock for any of the purposes described in the two immediately preceding paragraphs.

     The Board of Directors recommends that shareholders vote FOR Proposal 2. The affirmative vote of the holders of a majority of the shares of Common, Series A Preferred Stock, and Series B Preferred Stock outstanding and entitled to vote at the Meeting, voting together as a single class, is required to approve this proposal. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against Proposal 2. Unless otherwise instructed the proxies will be voted "FOR" approval of the proposal.


                        INDEPENDENT AUDITORS

     The Board of Directors of the Company, upon the recommendation of the Audit Committee, appointed the firm of Coopers & Lybrand to serve as independent accountants of the Company for the fiscal year ending December 31, 1996. Coopers & Lybrand has served as independent accountants of the Company since its inception and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

     One or more representatives of Coopers & Lybrand will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                    SHAREHOLDERS' PROPOSALS FOR
                1997 ANNUAL MEETING OF SHAREHOLDERS

     Pursuant to Rule 14a-8(a)(3)(i) promulgated by the U.S. Securities and Exchange Commission, proposals of shareholders
intended   to  be  presented  at  the  1997  Annual Meeting of
Shareholders must be received by the Company a reasonable time prior to the solicitation of proxies for such meeting to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting. Assuming the 1997 annual meeting of shareholders is held on May 20, 1997, as provided in the Bylaws, proposals of shareholders intended to be presented at that meeting should be received by the Company prior to January 16, 1997.

                            OTHER BUSINESS

     The Board of Directors of the Company knows of no other matters to come before the Meeting, other than those set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies as in their discretion they may deem advisable.

                          ANNUAL REPORT

     The  Annual Report of the Company for the fiscal year ended
December  31, 1995, has been mailed to shareholders on  or about
May 28, 1996. The Annual Report does not form any part of the material for solicitation of proxies.

                      ADDITIONAL INFORMATION

     The form of proxy and Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.


                                     Yours sincerely,



                                     MARSDEN W. MILLER, JR.
                                     Chairman and
                                     Chief Executive Officer

May 28, 1996

                           XCL LTD.
                   (a Delaware corporation)

                     COMMON STOCK PROXY
                   FOR THE ANNUAL MEETING
                       OF SHAREHOLDERS

                   TO BE HELD JULY 1, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Marsden W. Miller, Jr. and David A. Melman, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Common Stock, $.01 par value ("Common Stock") of XCL Ltd. (the "Company") held of record by the undersigned on May 3, 1996, at the Annual Meeting of Shareholders to be held in the Heymann Ballroom of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana, Monday, July 1, 1996 at 10:00 AM, Central Daylight Savings Time, and any adjournments thereof, on the matters set forth on the reverse side.

        THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
                  A SPACE FOR YOUR VOTE AND SIGNATURE
                   ARE SET FORTH ON THE REVERSE SIDE.
                PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Common Stock represented thereby will be voted for items 1 and 2 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment to the Company's Certificate of Incorporation and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.  The election of two (2) directors to be designated as Class III directors to serve a three-year term until the 1999 Annual Meeting of Shareholders, to wit: John T. Chandler and Fred Hofheinz.

               [  ]   FOR ALL NOMINEES
               [  ]   WITHHOLD FOR ALL NOMINEES

             TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.


             ----------------------------------------------------

Proposal 2.  The approval of the amendment to Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 500,000,000 shares, and to increase the number of authorized shares of Preferred Stock from 1,200,000 to 2,400,000 shares.

             [  ]   FOR     [   ] AGAINST     [  ]  ABSTAIN

Proposal 3.  In their discretion, to vote upon such other
             business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated May 28, 1996.

THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ----------------------------------
                              DATE
                              ----------------------------------
                              SIGNATURE
                              ----------------------------------
                              SIGNATURE

I plan to attend the Annual Meeting of Shareholders:

[   ]  Yes         [   ]  No

                           XCL LTD.
                   (a Delaware corporation)

               SERIES A PREFERRED STOCK PROXY
                   FOR THE ANNUAL MEETING
                       OF SHAREHOLDERS

                   TO BE HELD JULY 1, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Marsden W. Miller, Jr. and David A. Melman, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Series A , Cumulative Convertible Preferred Stock, $1.00 par value ("Series A Preferred Stock") of XCL Ltd. (the "Company") held of record by the undersigned on May 3, 1996, at the Annual Meeting of Shareholders to be held in the Heymann Ballroom of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana, Monday, July 1, 1996 at 10:00 AM, Central Daylight Savings Time, and any adjournments thereof, on the matters set forth on the reverse side.

        THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
                  A SPACE FOR YOUR VOTE AND SIGNATURE
                   ARE SET FORTH ON THE REVERSE SIDE.
                PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Common Stock represented thereby will be voted for items 1 and 2 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment to the Company's Certificate of Incorporation and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.  The election of two (2) directors to be designated as Class III directors to serve a three-year term until the 1999 Annual Meeting of Shareholders, to wit: John T. Chandler and Fred Hofheinz.

               [  ]   FOR ALL NOMINEES
               [  ]   WITHHOLD FOR ALL NOMINEES

             TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.


             ----------------------------------------------------

Proposal 2.  The approval of the amendment to Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 500,000,000 shares, and to increase the number of authorized shares of Preferred Stock from 1,200,000 to 2,400,000 shares.

             [  ]   FOR     [   ] AGAINST     [  ]  ABSTAIN

Proposal 3.  In their discretion, to vote upon such other
             business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated May 28, 1996.

THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ----------------------------------
                              DATE
                              ----------------------------------
                              SIGNATURE
                              ----------------------------------
                              SIGNATURE

I plan to attend the Annual Meeting of Shareholders:

[   ]  Yes         [   ]  No

                           XCL LTD.
                   (a Delaware corporation)

               SERIES B PREFERRED STOCK PROXY
                   FOR THE ANNUAL MEETING
                       OF SHAREHOLDERS

                   TO BE HELD JULY 1, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Marsden W. Miller, Jr. and David A. Melman, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Series B, Cumulative Preferred Stock, $1.00 par value ("Series B Preferred Stock") of XCL Ltd. (the "Company") held of record by the undersigned on May 3, 1996, at the Annual Meeting of Shareholders to be held in the Heymann Ballroom of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana, Monday, July 1, 1996 at 10:00 AM, Central Daylight Savings Time, and any adjournments thereof, on the matters set forth on the reverse side.

        THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
                  A SPACE FOR YOUR VOTE AND SIGNATURE
                   ARE SET FORTH ON THE REVERSE SIDE.
                PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Common Stock represented thereby will be voted for items 1 and 2 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment to the Company's Certificate of Incorporation and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.  The election of two (2) directors to be designated as Class III directors to serve a three-year term until the 1999 Annual Meeting of Shareholders, to wit: John T. Chandler and Fred Hofheinz.

               [  ]   FOR ALL NOMINEES
               [  ]   WITHHOLD FOR ALL NOMINEES

             TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.


             ----------------------------------------------------

Proposal 2.  The approval of the amendment to Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 500,000,000 shares, and to increase the number of authorized shares of Preferred Stock from 1,200,000 to 2,400,000 shares.

             [  ]   FOR     [   ] AGAINST     [  ]  ABSTAIN

Proposal 3.  In their discretion, to vote upon such other
             business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated May 28, 1996.

THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ----------------------------------
                              DATE
                              ----------------------------------
                              SIGNATURE
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                              SIGNATURE

I plan to attend the Annual Meeting of Shareholders:

[   ]  Yes         [   ]  No